                           FACILITY LEASE AGREEMENT
                           ------------------------


          THIS FACILITY LEASE AGREEMENT (this "Lease"), made and entered into
this 26th   day of June    , 1995, by and between CHARTER CANYON BEHAVIORAL
     -------       --------
HEALTH SYSTEM, INC., a Utah corporation (hereinafter called "Landlord"), and BOUNTIFUL PSYCHIATRIC HOSPITAL, INC., a Utah corporation (hereinafter called "Tenant"),


                             W I T N E S S E T H:

                 LANDLORD AND TENANT hereby agree as follows:

SECTION 1.  DEMISED PREMISES, TERM AND USE.

          1.1 Landlord, for and in consideration of the covenants hereinafter contained and made on the part of the Tenant, does hereby grant, demise and lease unto the Tenant, and Tenant does hereby accept and lease from Landlord, all of the followinq (collectively, the "Facility").

               1.1.1 That certain tract or parcel of land located at 175 West 7200 South, Midvale, Utah as more particularly described in Exhibit A
                                                                 ---------
     attached hereto and incorporated herein by reference in its entirety (the "Land");

               1.1.2 All buildings (which includes the hospital building and adjacent medical office building), structures and other improvements of every kind including, but not limited to, alleyways, sidewalks, utility pipes, conduits and lines (on-site and off-site), parking areas and roadways appurtenant to such buildings, structures and improvements presently situated on the Land (collectively, the "Building");

               1.1.3 All easements, rights and appurtenances relating to the Land and the Building;

               1.1.4 All machinery and systems, including all components thereof, now permanently affixed to or incorporated into the Building; and

               1.1.5 The furniture, fixtures and equipment identified on the Fixed Asset Reserve Report of the Facility (the "Fixed Asset Reserve Report") as shown on a computer run thereof and initialed for identification on behalf of Landlord and Tenant and which is incorporated herein as Exhibit B by this reference (hereinafter referred to as the
               ---------
     "Equipment"). No later than thirty (30) days after the date of this Lease, Landlord and Tenant shall jointly conduct a physical inventory of the Equipment, making any corrections to the Fixed Asset Reserve Report as necessary, and each shall agree in writing upon a final inventory listing of Equipment. Tenant's signature on the final inventory listing of Equipment shall serve as its acknowledgement of receipt of the Equipment.

               1.1.6 As of the "Rent Commencement Date" (as defined below), Landlord agrees to transfer and Tenant agrees to accept custody and control of all patient medical records and all records relating to the medical and professional staff of the Facility. Tenant agrees to maintain and safeguard such records in accordance with all provisions of applicable law and to grant Landlord, and its representatives, free access to such records upon request from time to time upon reasonable prior notice.

          1.2 The term of this Lease (the "Term") shall be for an initial period of four (4) years commencing on the date hereof (the "Rent Commencement Date") and ending at midnight on April 24th , 1999, unless sooner terminated or
                                 ------------
renewed as provided herein. Tenant shall have the privilege to renew and thereby extend the Term for an additional period of three (3) years commencing upon the expiration of the original term of this Lease and expiring at midnight on April
                                                                          -----
24th , 2002 (the "Renewal Term"), unless sooner terminated as provided herein.
-----
The aforesaid privilege for Tenant to renew the Term shall be applicable only if: (i) Tenant provides Landlord written notice of Tenant's exercise of the Renewal Term at least one hundred eighty (180) days prior to the expiration of the Term, and (ii) no "Event of Default" (as defined below) exists as of the date of exercise of the Renewal Term or as of the date of the Renewal Term is to become effective. Unless the context requires otherwise, any reference herein to the "Term" shall include any exercised Renewal Term."

          1.3 Tenant shall have the right and privilege to use and occupy the Facility solely for the operation of a licensed acute psychiatric hospital (including the treatment of mental health and addictive disease), or if the Utah licensing category changes, the licensing category which most nearly encompasses the same, which license shall be for a minimum of eighty (80) beds (the "Permitted Use"), and for no other use without Landlord's prior written consent (which consent shall not be unreasonably withheld); provided, however, that such Permitted Use may include the relicensing of no more than eighty (80) beds for use in connection with a residential treatment program, nursing home program or other mental health endeavor. Tenant agrees at all times to maintain licensure by the State of Utah, and accreditation by the Joint Commission on Accreditation of Healthcare Organizations ("JCAHO"), or if that organization changes or ceases to exist, its successor. Failure to maintain such licensure and accreditation of the Facility shall be a material breach of this Lease, giving rise to the remedy of termination, at Landlord's option, or any other remedy of Landlord pursuant to Section 16 of this Lease. Tenant shall promptly deliver to Landlord copies of the Facility's license, when received, and any change thereto during the Term, copies of all JCAHO and Medicare surveys of the Facility, and any citations issued with respect to the Facility. There shall be no change in license category (except due to a change in the law specifying the categories of licensure or except as otherwise contemplated hereunder) or status without the prior written consent of Landlord. During the Term, neither Tenant, nor any affiliate controlling or controlled by Tenant, nor any other entity with substantially the same ownership as Tenant, shall own, operate or manage, in whole or in part, any alcohol, chemical dependency or psychiatric hospital, department, unit, service or rehabilitation center in Utah County. During the Term, neither Landlord, nor any affiliate controlling or controlled by Landlord, nor any other entity with substantially the same ownership as Landlord, shall own, operate or manage, in whole or in part, any alcohol, chemical dependency or psychiatric hospital, department, unit, service or rehabilitation center in Salt Lake County.

SECTION 2.  RENT COMMENCEMENT DATE; RENTAL PAYMENTS.

          2.1 The "Base Rental" (as defined below), "Percentage Rental" (as defined below) and all additional charges shall begin to accrue on the Rent Commencement Date.

          2.2 Tenant does hereby covenant and agree to pay to Landlord, for the use and occupancy of the Facility, at the times and in the manner hereinafter provided, the following base rental (the "Base Rental"), which shall be paid in U.S. dollars, in advance in equal monthly installments as set forth below, without offset or deduction and without notice or invoice from Landlord, on the first day of each and every month during the Term, commencing upon the Rent Commencement Date and ending upon the termination date of this Lease.

           MONTHS              MONTHLY RENTAL
           ------              --------------
           1 to 3                $10,000.00

           4 to 48               $38,000.00

           49 to 84     (If applicable, to be determined
                        pursuant to Section 2.3 below.)


In the event Base Rental shall commence on a day other than the first day of a month, then the Base Rental for the period from the Rent Commencement Date until the first day of the month next following shall be prorated accordingly.

          2.3 For each 12-month period during the Renewal Term, if any, Base Rental shall be an amount equal to Base Rental for the previous 12-month period adjusted to reflect the cost of living increase, if any, as determined by multiplying the current Base Rental by a fraction, the denominator of which is the "Consumer Price Index for All Urban Consumers (CPI-U), U.S. City Average, (1982-84 = 100), Unadjusted, All Items Index" as published by the Bureau of Labor Statistics of the U.S. Department of Labor (the "Index") for the month immediately prior to the date which is twelve (12) months prior to any such Renewal Term and the numerator of which is the Index for the month immediately prior to the commencement date of such Renewal Term. If the publication of the Index is discontinued, then Landlord and Tenant shall, in good faith, agree on a suitable substitute. In no event shall the Base Rental for any 12-month period of the Renewal Term be less than the Base Rental for the immediately prior 12-month period or exceed the Base Rental for the immediately prior 12-month period by more than 5%.

          2.4 In addition to the Base Rental and all other amounts payable to Landlord hereunder, Tenant does hereby covenant and agree to pay to Landlord quarterly, without notice or invoice from Landlord, an amount equal to two percent (2%) of the "Net Revenue" (as defined below) (the "Percentage Rental"). Each installment of Percentage Rental shall be payable to Landlord within forty-five (45) days of the end of each calendar quarter during the Term (prorated for partial quarters) and shall be accompanied by a certified statement of an executive officer of Tenant detailing the calculation of Percentage Rental accompanying such statement. For purposes of this Lease, "Net Revenue" shall mean the gross revenue of Tenant in any way derived from the provision of goods or services by Tenant at the Facility reduced by contractual allowances and other discounts and deductions (including, without limitation, administrative adjustments and charity care) and reserves in respect of doubtful accounts, it being understood and agreed that "Net Revenue" shall include, in the case of a sublease to a subsidiary of Tenant, all "Net Revenue" realized by such sublessee and shall exclude the rent paid by such sublessee to Tenant, to the extent such rent is based on "Net Revenue" of such sublessee.

          2.5 During the Term, Tenant shall maintain accurate and complete business records (the "Records"). The Records shall be kept in a reasonable and customary form. Landlord may cause an audit to be made of the Records in order to verify the amount of all Percentage Rental installments, and prompt adjustment shall be made by the proper party to compensate for any errors or omissions disclosed by such audit. At Landlord's option, any such audit may be conducted by an employee or other agent of Landlord or a certified public accountant of Landlord's choice. Any such audit shall be conducted during regular business hours at Tenant's offices and in such manner as not to interfere with Tenant's normal business activities. Landlord shall bear the cost of any such audit. In no event shall audits be made pursuant to this Section
2.5 more frequently than annually. All information transmitted to or audited by Landlord under Sections 2.4 and 2.5 shall be kept strictly confidential.

          2.6 All payments provided for in this Lease (those hereinafter stipulated as well as Base Rental and Percentage Rental) shall be paid or mailed to:

          Charter Canyon Behavioral Health System, Inc.
          c/o Charter Medical Corporation
          577 Mulberry Street
          Macon, Georgia  31298
          Attention:  Ms. Vivian Skipper

or to such other payee or address as Landlord may designate in writing to Tenant. Any Base Rental, Percentage Rental or other amounts payable to Landlord hereunder, if not paid within ten (10) days after the date the same is due and payable, shall bear a late charge equal to the greater of (i) one Hundred and No/100 Dollars ($100.00) or (ii) a daily service charge at the rate of 10% per annum for each day the same is past due (the "Past Due Interest Rate"); however, in no event shall Landlord collect any such charges at a rate in excess of the legal limits for such charges under applicable laws.

          2.7 Tenant understands and agrees that the obligation of the Tenant to pay Base Rental, Percentage Rental and all other amounts payable to Landlord hereunder is absolute and unconditional without relief from valuation and appraisement laws and, except as otherwise contemplated hereunder, shall not be subject to abatement, diminution, postponement or deduction, or to any defense other than payment or to any right of set-off, counterclaim or recoupment arising out of any breach under this Lease, or out of any obligation or liability at any time owing to Tenant by any of the foregoing. It is the intention of Landlord and Tenant that this Lease be a "triple net lease," with Tenant paying during the Term all costs and expenses relating to the Facility, including but not limited to taxes, maintenance, insurance, utilities, and operational expenses.

SECTION 3.  TAXES.

          3.1 Tenant shall pay all real estate taxes and assessments imposed upon the Facility during the Term or imposed upon the rentals payable under this Lease as and when due and payable to the applicable governing authority.

Tenant shall provide written evidence of the payment of the aforesaid taxes and assessments at least ten (lO) business days prior to the due date (which shall be the date upon which payment can be made without penalty, interest or premium). Landlord shall pay all real estate taxes and assessments (including back taxes, if any) imposed upon the Facility for any periods prior to and following the Term. Appropriate adjustments shall be made on the commencement and termination of this Lease consistent with the foregoing. Tenant shall be liable for all taxes levied against personal property and trade fixtures placed or used by Tenant in the Facility including, without limitation, the Equipment.

          3.2 Tenant shall not be required to pay and there shall be excluded from any tax bill received by Tenant all income, excess profits, estate, single business, inheritance, succession, transfer, franchise, capital or other tax assessments upon Landlord. Tenant may contest any tax or assessment at its own expense. Landlord agrees to cooperate with Tenant and will execute any document which may be reasonably necessary and proper for any such proceedings.

SECTION 4.  CONDITION OF PREMISES.

          4.1 Subject to the representations and warranties made by Landlord in this Lease and subject to any defects which Charter Medical Corporation ("Charter Medical") has agreed to cure pursuant to that certain Letter Agreement dated April 26, 1995 between Charter Medical and Ramsay Health Care, Inc., the Facility is leased to Tenant from Landlord in an "AS-IS" condition with respect to compliance with statutes, ordinances, rules, regulations, and zoning variances applicable to the manner of operation of Tenant's business at the Facility. Landlord represents and warrants to Tenant, as of the date hereof, that (i) the Facility meets all physical and safety standards for the operation of an "acute psychiatric hospital" under the laws of the State of Utah and (ii) the Facility and all electrical, plumbing, mechanical, utility, roof, foundation and other systems thereat are in good and proper working order and repair and all utility systems are in place and available for Tenant's use. Tenant hereby undertakes, at its sole cost and expense, the responsibility to obtain all appropriate governmental approvals and licenses in order for Tenant to operate the Facility for the Permitted Use during the Term. In no event shall Landlord be liable for any limitation on use of the Facility which may be imposed by statute, ordinance or regulation.

          4.2 If at any time during the Term the manner of operation of Tenant's business at the Facility does not meet with codes as required by regulations of governing authorities, then Tenant will bring the Facility up to the proper standards at Tenant's expense. Tenant shall be responsible for paying any and all fines or penalties assessed by any governmental authority if the manner of operation of Tenant's business at the Facility fails to meet codes and regulations of governmental authorities during the Term.

          4.3 Landlord agrees to provide operations and maintenance manuals in its possession for all improvements and mechanical systems located on the Facility. Landlord shall deliver the aforesaid operations and maintenance manuals on the Rent Commencement Date.

SECTION 5. REPAIRS AND MAINTENANCE.

          5.1  Tenant acknowledges that, except as provided in Section 4.1 and
Section 6 and Section l0, Landlord has made, makes and shall make no representations or warranties with respect to the Facility, express or implied. Without limiting the generality of the foregoing, Tenant acknowledges and agrees that Landlord has made, makes and shall make (i) no representation or warranty except as provided in Section 4.1 and Section 6 and Section 10 of tenantability or habitability with respect to the Facility, (ii) no representation or warranty of fitness with respect to any Equipment or fixtures contained therein, and
(iii) no representation or warranty, except as provided in Section 4.1 and
Section 6 and Section l0, with respect to the physical condition of the Facility or the operating order or condition of any Equipment.

          5.2 Subject to the representations and warranties made by Landlord in this Lease, Tenant shall be responsible to keep and maintain, repair and replace the non-structural and other systems and elements of the Facility, in a state of good order, condition and repair to the full extent not expressly delineated below as being Landlord's responsibility. Landlord shall be responsible to keep and maintain, repair and replace the roof, foundations, floor slabs, structural walls and other structural elements of the Facility in a state of good order, condition and repair. Any sums or costs expended or incurred by Tenant for obligations which are Landlord's responsibility under the immediately preceding sentence and are not otherwise paid to Tenant may be offset by Tenant against rentals and other charges otherwise due under this Lease. Tenant will suffer no active or permissive waste thereof or injury to the Facility and shall assume financial responsibility for any such waste or injury caused by Tenant.

SECTION 6.  ENVIRONMENTAL MATTERS.

          6.1 Tenant represents and warrants that no handling, transportation, storage, treatment or usage of hazardous or toxic substances will occur on or at the Facility in violation of any "Environmental Laws" (as defined below) as a result of Tenant's occupancy and use of the Facility. Tenant shall comply with all Environmental Laws in the use and occupancy of the Facility under this
Lease.   Tenant agrees to indemnify, defend and hold Landlord and its officers, partners, employees and agents harmless from any claims, judgments, damages, fines, penalties, costs, liabilities (including sums paid in settlement of claims) or loss, including reasonable attorneys' fees, consultants' fees and experts' fees, which arise during or after the Term in connection with the violation by Tenant of any Environmental Laws on or at the Facility.

          6.2 Landlord represents and warrants as of the date hereof that no handling, transportation, storage, treatment or usage of hazardous or toxic substances has occurred in, on, about or under the Facility and that the Facility is currently in full compliance with all Environmental Laws. Landlord agrees to indemnify, defend and hold Tenant and its officers, partners, employees and agents harmless from and against any and all claims, judgments, damages, fines, penalties, costs, liabilities (including sums paid in settlement of claims), loss or expenses, including reasonable attorneys' fees, consultants' fees and experts' fees, in connection with the presence or alleged presence of hazardous or toxic substances in, on, about or under the Facility or any violation of any Environmental Laws for all periods prior to the date hereof.

          6.3 For purposes of this Lease, "Environmental Laws" means all federal, state, local and foreign laws or regulations, codes, plans, orders, decrees, judgments, injunctions, notices or demand letters issued, promulgated, approved or entered thereunder relating to pollution or protection of the environment, including, without limitation, laws relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes into the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata) or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, chemicals or industrial, toxic or hazardous substance or wastes.

SECTION 7. IMPROVEMENTS. Tenant may make interior non-structural alterations within the Building provided that all such alterations are performed in a first-class manner, in a good and workmanlike condition, utilizing first-quality new materials and complying with all governmental regulations. Tenant shall not, without Landlord's prior written consent, which consent by Landlord may not be unreasonably withheld, make any structural alterations, additions or improvements in, on or about the Facility.

SECTION 8. FIXTURES AND PERSONAL PROPERTY. Any trade fixtures, business equipment, inventory, trademarked items, signs and other removable personal property installed in or on the Facility by Tenant, at its expense, shall remain the property of Tenant. Landlord agrees that Tenant shall have the right, at any time or from time to time, to remove any and all of such items provided that Tenant is not in default under the terms of this Lease and provided that the Facility is promptly restored to a state of good order, condition and repair upon the removal of such personal property. Tenant shall pay before delinquency all taxes, assessments, license fees and public charges levied, assessed or imposed upon its business operations in the Facility as well as upon its trade fixtures, merchandise and other personal property in or upon the Facility.

SECTION 9. LIENS. Tenant shall not permit to be created nor to remain undischarged any lien, encumbrance or charge arising out of any work or work claim of any contractor, mechanic or laborer or arising out of any material supplied by materialman which might be, or become, a lien or encumbrance or charge upon the Facility and Tenant shall not suffer any other matter or thing whereby the estate, right and interest of Landlord in the Facility might be impaired.

SECTION l0.  LAWS AND ORDINANCES.

          l0.1 Tenant agrees to comply with all laws, ordinances, orders and regulations relating to the manner of operation of Tenant's business at the Facility (including, without limitation, laws, ordinances, orders and regulations of any authority governing the licensure of the Facility). The Landlord shall, at the Landlord's sole expense, comply with all requirements of law and with all ordinances, regulations or orders of any federal, state, municipal or other public authority affecting the Facility and with all requirements of any insurance company insuring the Landlord against casualties.

          l0.2 Tenant agrees not to (i) permit any illegal practice to be carried on or committed on or at the Facility, (ii) use the Facility for any purpose whatsoever which might create a nuisance, or (iii) use the Facility in any manner which would vitiate the insurance on the Facility.

SECTION 11.  SERVICES.

          11.1 Tenant shall be solely responsible for and promptly pay all charges for the use and consumption of water, sewer, gas, phone and electricity and all other utility services used at the Facility.

          11.2 Landlord shall not be liable to Tenant in damages or otherwise if said utilities or services are interrupted or terminated because of necessary repairs, installations or improvements, or any cause beyond the Landlord's control.

SECTION 12.  DAMAGE OR CASUALTY.

          In the event that fifty percent (5O%) or more of the improvements on the Facility are destroyed or rendered untenantable by fire or other casualty during the Term (based upon the cost to replace the improvements damaged or destroyed as compared with the market value of the improvements immediately prior to such fire or other casualty as shown by certificate of an independent architect, engineer or appraiser selected by Tenant and approved by Landlord), then Tenant shall have the right to terminate this Lease effective as of the date of the casualty by giving, within thirty (3O) days of such casualty, written notice of termination to Landlord. If said notice of termination is given within such thirty (3O) day period, the Lease shall terminate and Base Rental and all other charges shall abate as aforesaid from the date of such casualty, and Landlord shall promptly repay to Tenant any rent paid in advance which has not been earned as of the date of such casualty. If this Lease is not so terminated, and whether the extent of casualty is more or less than 5O%, the Landlord shall promptly and completely restore the facility. All rentals and other charges shall be appropriately abated during the restoration period.

SECTIoN 13.  INDEMNITY AND INSURANCE.

          13.1 Tenant hereby agrees to indemnify and hold Landlord free and harmless against and from any and all claims and liability arising from Tenant's use of the Facility and the conduct of its business thereon, and from any activity, work or other thing done, permitted or suffered by Tenant on or about the Facility, and shall further indemnify and hold Landlord harmless against and from any and all claims arising from any act or negligence of Tenant or any officer, agent, employee, guest or invitee of Tenant, and from and against all costs, attorneys' fees, expenses and liabilities incurred in or from any such claim or any action or proceeding brought thereon; and if any case, action or proceeding be brought against Landlord by reason of any such claim, Tenant, upon notice from Landlord, shall defend the same at Tenant's expense by counsel selected by Tenant subject to the reasonable approval of Landlord. Landlord shall indemnify and hold Tenant harmless from and against any and all claims arising from any wrongful actions or negligence of Landlord or any officer, agent, employee, guest or invitee of Landlord, or from any misrepresentation made by Landlord under this Lease or any other breach or violation of this Lease and from and against all costs, attorneys' fees, expenses and liabilities incurred in or from any such claim or any action or proceeding brought thereon; and if any case, action or proceeding be brought against Tenant by reason of any such claim, Landlord, upon notice from Tenant, shall defend the same at Landlord's expense by counsel selected by Landlord subject to the reasonable approval of Tenant.

         13.2 During the Term, Landlord, at its sole cost and expense, shall keep the Facility and all of Tenant's improvements and alterations therein, insured, for the mutual benefit of Landlord and Tenant, against loss or damage by earthquake, flood, fire and such other risks as are now or hereafter included in an extended coverage endorsement in common use for commercial property in the geographic location of the Facility, including vandalism and malicious mischief, and such other insurance as may from time to time be reasonably required in an amount equal to the full replacement value of the Facility. If any dispute between the parties regarding whether the amount of insurance carried complies with this Section 13.2 cannot be resolved by agreement, Landlord, not more often than once every year, may request the carrier of the insurance then in force to determine the full replacement value of the Facility and the resulting determination shall be conclusive between the parties for the purpose of this
Section 13.2. Landlord and Tenant agree that Bankers Trust Company, as mortgagee, shall be named as a loss payee on all insurance required under this
Section 13.2.

          13.3 During the Term, Tenant, at its sole cost and expense, shall keep or cause to be kept in force, for the mutual benefit of Landlord, Bankers Trust Company, as mortgagee, and Tenant, comprehensive general liability insurance against claims and liability for personal injury, death, or property damage arising from the use, occupancy, disuse, or condition of the Facility, or adjoining areas or walkways, providing protection initially of at least Ten Million Dollars ($10,OOO,OOO) for personal injury to or death of one or more persons, or property damage arising out of a single accident or occurrence. The amount of the required public liability insurance shall be increased to a reasonable and customary sum under the circumstances as agreed by Landlord and Tenant upon the request of Landlord, not more than once each year.

          13.4 During the Term, Tenant, at its sole cost and expense, shall maintain in force professional liability insurance, providing protection of at least Ten Million Dollars $1O,OOO,OOO) per occurrence, insuring against claims and liabilities arising out of or in connection with services rendered at the Facility.

          13.5 During the Term, Tenant, at its sole cost and expense, shall keep in force in form and coverage reasonably satisfactory to Landlord:

               13.5.1 Workers' compensation insurance in an amount necessary to meet all legally required limits.

               13.5.2 Business interruption insurance insuring that Base Rental, real estate taxes, [Percentage Rental (based upon an average of the Percentage Rental paid over the last four (4) calendar quarters) and all other amounts payable to Landlord hereunder] will be paid to Landlord for such length of time as would be required with the exercise of due diligence and dispatch to rebuild, repair or replace the Facility, with any outside time limit on payment not to be less than twelve (12) months, if the Facility is destroyed or rendered inaccessible for the use required herein.

               13.5.3 Boiler and machinery insurance if at any time or from time to time such equipment is located at the Facility.

                13.5.4 If Tenant commits, permits, or causes the conduct of any activity or the bringing or operation of any equipment on or about the Facility creating unusual hazards, Tenant shall procure and maintain in force during such activity or operation insurance sufficient to cover the risks represented thereby. Landlord's demand for usual hazard insurance hereunder shall not constitute a waiver of Landlord's right to demand the removal, cessation, or abatement of such activity or operation.

               13.5.5 Other insurance, in amounts from time to time reasonably required by Landlord, against other insurable risks, if at the time they are commonly insured against for facilities similar to the Facility and commercially available to Tenant. Tenant may procure and maintain any insurance not required by this Lease, but all such insurance shall be subject to all other provisions of this Lease pertaining to insurance and shall be for the mutual benefit of Landlord and Tenant.

               13.6 All insurance required by the provisions of this Lease shall be carried only with responsible insurance companies, and shall:

               13.6.1 Name Landlord as an additional insured or additional loss payee, as applicable;

               13.6.2 Contain a waiver of subrogation by the insurance company against either Landlord or Tenant. The parties hereby mutually release each other from all claims for which the claiming party is insured or is under this Lease required to be insured;

               13.6.3 Be primary as to Landlord and noncontributing with any insurance that may be carried by Landlord;

               13.6.4 Not provide for a deductible or more than Twenty-Five Thousand Dollars ($25,000);

               13.6.5 Be provided by insurance companies duly licensed in the State of Utah and reasonably acceptable to Landlord;

               13.6.6 Provide that they cannot be canceled or materially changed except after thirty (3O) days' written notice by the insurer to Landlord, Bankers Trust Company, as mortgagee, and Tenant; and

               13.6.7  Be on an "occurrence" basis.

          To the extent such insurance policies are assignable, at the expiration of the Term or sooner termination of this Lease, at Landlord's option, Landlord may reimburse Tenant pro rata for all prepaid premiums on insurance required to be maintained by Tenant, and Tenant shall thereupon assign all Tenant's right, title, and interest in that insurance to Landlord. Tenant may provide any blanket insurance covering the Facility and any other location or locations any insurance required or permitted under this Lease, provided such blanket insurance otherwise meets the requirements of this Lease.

         13.7 Each party shall deliver, in the manner required for notices herein, copies of policies and certificates of all insurance policies required by this Lease, together with evidence satisfactory of payment required for procurement and maintenance of the policy, within the following time limits:

               13.7.1 For insurance required at the commencement of this Lease, upon the Rent Commencement Date.

               13.7.2 For insurance becoming required at a later date, at least ten (l0) days before the requirement takes effect.

               13.7.3 For any renewal or replacement of a policy already in existence, each party will use its best efforts to provide evidence at least ten (10) days before expiration or other termination of the existing policy, but, in any event, no later than the date of expiration or termination.

         If either party fails or refuses to procure or to maintain insurance as required by this Lease or fails or refuses to furnish required proof that the insurance has been procured and is in force and paid for, the other party shall have the right, but not the obligation, at the other party's election, to procure and maintain such insurance. The premiums paid by Landlord shall be treated as additional rent due from Tenant with interest at the Past Due Interest Rate in accordance with Section 2.4, to be paid on the first day of the month following the date on which the premiums were paid. Landlord shall give Tenant prompt notice of the payment of such premiums, stating the amounts paid and the name of the insurer or insurers, and interest shall run from the date of payment by Landlord. The premiums paid by Tenant shall be treated as credits against rentals owed.

         13.8 All personal property brought into the Facility shall be at the risk of Tenant only, and Landlord shall not be liable for theft thereof or any damages thereto occasioned from any act of any other person, other than as covered by Section 13.1.

SECTION 14.  ASSIGNMENT, SUBLETTING AND OWNERSHIP.

         14.1 Tenant shall not, without the prior written consent of Landlord, which consent Landlord may not unreasonably withhold, it being deemed reasonable for Landlord to withhold consent if such assignee is not financially able to fulfill Tenant's duties and obligations hereunder, transfer or assign this Lease or any interest hereunder, or sublet the Facility or any part thereof, or permit the use of the Facility or any part thereof by any party other than Tenant. Consent to one assignment or sublease shall not destroy or waive this provision, and all later assignments and subleases shall likewise by made only upon the prior written consent of Landlord. Any and all rents payable to Tenant by any sublessee shall be included in the calculation of Net Revenue. Subtenants or assignees shall become liable, without the necessity of any further documentation whatsoever, directly to Landlord for all obligations of Tenant hereunder. No such sublease or assignment shall relieve Tenant of liability under this Lease, and after any such sublease or assignment, Tenant and the sublessee or assignee shall be jointly and severally liable for all of Tenant's obligations hereunder. If Tenant is a partnership, limited liability company or corporation, then the transfer of a majority interest in the Tenant other than as set forth below shall be deemed a transfer for purposes of assignment or subletting which requires the consent of Landlord hereunder. For the purposes of this Section 14, any single sale, assignment, transfer, or other disposition, or any series of sales, assignments, transfers, or other dispositions, of any of the issued and outstanding capital stock of Tenant which shall result in changing the "ownership" or "control" of Tenant shall be construed as a transfer of this Lease. "Control" means possession, direct or indirect, of the power to elect or designate fifty percent (50%) or more of the governing board, or to direct or cause the direction of the management and policies of an entity, whether through the ownership of voting securities, by contract, or otherwise. "Ownership" means the possession, direct or indirect, of fifty percent (50%) or more of the outstanding securities of an entity. Notwithstanding anything to the contrary set forth herein, Tenant may assign this Lease or sublet all or any portion of the Facility without Landlord's consent, and without paying any Sublease Profits to Landlord, to any person or entity (i) affiliated with, controlled (directly or indirectly) by or under common control (directly or indirectly) with Tenant or (ii) into or with which Tenant is merged or consolidated or (iii) which acquires the stock or assets of Tenant or any portion thereof.

          14.2 Landlord may transfer or assign its interest in the Lease or in the Facility at any time in its sole discretion, but only if the transferee or assignee assumes all of Landlord's obligations in writing in favor of Tenant post assignment, it being understood and agreed that the prior Landlord shall be liable for obligations arising pre-assignment.

SECTION 15. ACCESS TO PREMISES. Landlord may enter the Facility at any reasonable time upon reasonable prior notice during the Term for purposes of inspection of the Facility, to market the Facility or to perform maintenance and repair obligations imposed upon Landlord by this Lease.

SECTION 16.  DEFAULTS BY TENANT.

          16.1 The occurrence of any of the following shall constitute a material default and breach of this Lease by Tenant (individually, an "Event of Default" and collectively, "Events of Default):

               16.1.1 Failure by Tenant to pay Base Rental, Percentage Rental or any other amounts payable to Landlord hereunder when due within ten (10) days after written notice thereof by Landlord to Tenant; or

               16.1.2 Failure by Tenant to perform any of its obligations (other than monetary payments addressed under subsection 16.1.1 above) under this Lease when due within thirty (30) days after the giving of written notice thereof by Landlord to Tenant or such longer period of time as is reasonably needed to perform such obligations under the circumstances; or

               16.1.3 Tenant shall become insolvent, or make a transfer in fraud of creditors, or make an assignment for the benefit of creditors; or

               16.1.4 Tenant shall file a petition under any section or chapter of Title 11 of the United States Code relating to Bankruptcy, as amended, or similar bankruptcy laws (the "Bankruptcy Code"), or under any similar law or statute of the United States or any state thereof; or there shall be filed against the Tenant or a petition in bankruptcy or insolvency or a similar proceeding, and any such proceeding filed against Tenant shall not have been dismissed within sixty (60) days after its commencement; or Tenant shall be adjudged bankrupt or insolvent in proceedings filed against or by Tenant; or

               16.1.5 A receiver, liquidator or trustee is appointed for Tenant's property or any part thereof (the term "property" including, without limitation, Tenant's interest in the Facility) and is not removed within sixty (60) days after such appointment; or

               16.1.6 The Facility or Tenant's effects or interest therein should be levied upon or attached under process; or

               16.1.7 Tenant shall take advantage of any debtors relief proceedings under any present or future law whereby the Base Rental, Percentage Rental or other amounts payable to Landlord hereunder or any part thereof is or is proposed to be reduced or payment hereof deferred.

          16.2 Upon the occurrence of an Event of Default, Landlord shall have the option to do any one or more of the following, in addition to and not in limitation of any other remedy permitted by law or equity or by this Lease:

               16.2.1 Landlord may without notice or demand on Tenant terminate this Lease in which event Tenant shall immediately surrender the Facility in accordance with the provisions of this Lease to Landlord and remove all of Tenant's effects therefrom; or

               16.2.2 Without terminating this Lease, Landlord may reenter the Facility and repossess itself thereof and expel all persons and effects therefrom using such force as may be necessary and without being guilty of trespass, forcible entry, or detainer or other tort and without being liable for prosecution or any claim for damages therefor; or

               16.2.3 Landlord may do whatever Tenant is obligated to do under the terms of this Lease; and Tenant agrees to reimburse Landlord on demand, as additional rental, for any expenses, including reasonable attorneys' fees and interest at the Past Due Interest Rate, which Landlord may incur in thus effecting compliance with Tenant's obligations under this Lease, and Tenant further agrees that Landlord shall not be liable for any damages resulting to the Tenant from such action; or

               16.2.4 Landlord may terminate this Lease and recover from Tenant all damages Landlord may incur by reason of Tenant's default including, without limitation, all amounts previously due hereunder and a sum which at the date of such termination represents the present value (discounted at a rate equal to the then average rate for Moody's "AAA" rated corporate bonds) of the excess, if any, of (i) the Base Rental, Percentage Rental and other amounts that would have been payable hereunder by Tenant to Landlord for the period commencing with the day following the date of such termination and ending with the date set forth herein for expiration of the full Term hereunder, over

     (ii) the aggregate reasonable rental value of the Facility for the same period, all of which present value of such excess sum shall be deemed immediately due and payable; or

               16.2.5 Landlord may, without liability to Tenant and without the same constituting the basis for any claim of constructive eviction and for so long as such default continues, suspend furnishing or rendering to Tenant any property, material, labor, utility or any other service Landlord would or might otherwise be obligated to render or furnish Tenant either hereunder, under separate agreements between Landlord and Tenant or under applicable law, ordinance or regulation; or

               16.2.6 In any case in which Landlord has recovered possession of the Facility after an Event of Default, Landlord may allow the Facility to remain unoccupied and collect Base Rental, Percentage Rental and other amounts payable to Landlord hereunder as the same become due; or

               16.2.7 In any case in which Landlord has recovered possession of the Facility after an Event of Default, Landlord may occupy the Facility or cause the Facility to be altered, divided or otherwise changed or prepared for reletting and may relet the Facility or any part thereof at the best price obtainable by reasonable effort without advertisement and by private negotiations, as agent of Tenant or otherwise, for a term or terms to expire prior to, at the same time as, or subsequent to the original expiration date of this Lease and receive the rent therefor, applying the same first to the payment of such expenses as Landlord may have incurred in connection with the recovery of possession, preparing for reletting and the reletting, including procurement, brokerage and reasonable attorneys' fees and then to the payment of damages in amounts equal to the Base Rental, Percentage Rental and all other amounts payable to Landlord hereunder and to the cost and expense of performance of the other covenants of Tenant as herein provided; and Tenant agrees, irrespective of whether Landlord has relet, to pay to Landlord damages equal to the Base Rental, Percentage Rental and other amounts payable to Landlord hereunder, less the net proceeds of the reletting, if any, as ascertained from time to time, and the same shall be payable by Tenant on the due dates as specified herein. In reletting the Facility as aforesaid, Landlord may grant rent concessions, and Tenant shall not be credited therewith. If Landlord elects, pursuant hereto, actually to occupy and use the Facility or any part thereof during any part of the balance of the Term, there shall be allowed against Tenant's obligation for Base Rental, Percentage Rental or other amounts payable to Landlord hereunder, during the period of Landlord's occupancy, the reasonable value of such occupancy, not to exceed in any event the Base Rental, Percentage Rental and other amounts herein reserved, and such occupancy shall not be construed as a release of Tenant's liability hereunder. In no event shall the Tenant be entitled to any excess of the net proceeds of any such reletting over the Base Rental, Percentage Rentals and other amounts reserved herein, any such excess being the sole property of Landlord.

          16.3 Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law or equity, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any Base Rental, Percentage Rental and other amounts payable to Landlord hereunder or of any damages accruing to Landlord by reason of the violation of any of the terms, provisions and covenants herein contained. No action taken by or on behalf of the Landlord shall be construed to be an acceptance of a surrender of this Lease, or deemed to be evidence thereof. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an Event of Default shall not be deemed or construed to constitute a waiver of such default. Landlord shall, in any event, mitigate damages.

          16.4 In no event shall Tenant be entitled to exercise any right, power or option, otherwise available to or exercisable by Tenant hereunder, at any time when Tenant is in default in the performance or observance of any of the covenants, stipulations, agreements, terms, provisions or conditions on its part to be performed or observed under this Lease beyond the expiration of all applicable notice and cure periods.

          16.5 Notwithstanding anything elsewhere herein to the contrary, in the event that this Lease is attempted to be assumed under federal or state bankruptcy law by a trustee in bankruptcy for Tenant or by Tenant as debtor in possession (hereinafter collectively referred to "Tenant's Trustee") and there exists an Event of Default or such state of facts which with the giving of notice and the passage of time would constitute an Event of Default, such attempted assumption shall not be effective unless Tenant's Trustee:

               16.5.1 cures, or provides adequate assurance that it will promptly cure, all Events of Default;

               16.5.2 compensates, or provides adequate assurance that it will promptly compensate, Landlord for any actual pecuniary loss to Landlord resulting from all such Events of Default; and

               16.5.3 provides "adequate assurance of future performance" (as such term is herein defined) of Tenant's obligations and covenants under this Lease.

          16.6 For purposes of the foregoing Section 16.5, "adequate assurance of future performance" shall be deemed to include, without limitation, adequate assurance of the following:

               16.6.1 the source of Base Rental, Percentage Rental and other amounts payable to Landlord hereunder;

               16.6.2 that assumption or assignment of this Lease shall not breach any provision in any other lease, financing agreement or master agreement relating to the Facility;

               16.6.3 that assumption or assignment of this Lease shall not violate the provisions of this Lease governing permitted use; and

               16.6.4 that assumption or assignment of this Lease shall not alter or affect materially any other obligation or duty of Tenant, nor be used to circumvent the remainder of the provisions of this Lease.

          16.7 Furthermore, Tenant's Trustee may assign this Lease only if Tenant's Trustee assumes the Lease in accordance with the above provisions and the assignee of

Tenant's Trustee provides adequate assurance of future performance of Tenant's obligations and covenants under this Lease (whether or not an Event of Default has occurred under the Lease), including, without limitation, the items listed in Section 16.6 above.

          16.8 If Landlord shall not be permitted to terminate this Lease as provided herein because of the provisions of the Bankruptcy Code, the Tenant as a debtor in possession or any trustee for Tenant agrees promptly, within no more than fifteen (15) days upon request by Landlord to the Bankruptcy Court, to assume or reject this Lease, and Tenant, on behalf of itself and any trustee, agrees not to seek or request any extension or adjournment of any application to assume or reject this Lease by Landlord with such Court. In no event after the assumption of this Lease shall any then existing Event of Default remain uncured for a period in excess of (i) ten (lO) days and (ii) the time period set forth herein. In the event of a filing of a petition under the Bankruptcy Code, Landlord shall have no obligation to provide Tenant with any service or utilities as herein required unless Tenant shall have paid and is current in all payments for such services.

          16.9 If an Event of Default occurs, then in addition to any remedies provided Landlord under Section 16.2 or at law or in equity, Landlord may retain to be applied as partial damages, and not as a penalty any prepaid rents.

          Should Landlord violate any of the provisions of this Lease, then Tenant shall furnish Landlord with a written notice thereof (except in an emergency). Should Landlord fail to correct said violation within a reasonable time following delivery of such notice, or in an emergency, then, in any such case, Tenant may cure such violation on Landlord's behalf, offset the cost thereof against the rent and other sums due under this Lease and may also seek and enforce any other lawful remedies to which it may be entitled.

SECTION 17. LANDLORD LIABILITY. The term "Landlord" as used in this Lease means only the then-current owner of the Facility. Landlord shall be under no personal liability with respect to any of the provisions of this Lease or with respect to any claims or causes of action arising out of or related to the Facility or this Lease, and Tenant shall look solely to the equity of the Landlord in the Facility for the satisfaction of Landlord's liability under the terms of this Lease or with respect to any such claims or causes of action. Notwithstanding the foregoing, the provisions of this Section 17 shall not apply with respect to Landlord's representations and obligations under Sections 4, 6, 10 and 32 and, in the case of any assignment by Landlord, the prior Landlord shall have liability for obligations arising prior to such assignment and the assignee shall have liability for obligations arising after the assignment.

SECTION 18. SURRENDER OF PREMISES. Tenant shall, upon expiration of the Term granted or any earlier termination of this Lease, surrender to Landlord the Facility in good condition and order excepting only for normal wear and tear and excluding all trade fixtures, signs and other personal property which remain the property of Tenant as provided in Section 8 hereof.

SECTION 19.  EMINENT DOMAIN.

          19.1 In the event that any portion of the building occupied by Tenant on the Facility or any material portion of the Facility shall be appropriated or taken under the power of eminent domain by any public or quasi-public authority, then at the election of Tenant, this Lease shall terminate and expire as of the date of such taking, and both Landlord and Tenant shall thereupon be released from any liability thereafter accruing hereunder.

          19.2 In the event that more than thirty percent (30%) of the square footage of the parking area on the Facility is taken under the power of eminent domain by any public or quasi-public authority and Landlord does not provide adequate substitute parking for Tenant, then Tenant shall have the right to terminate this Lease as of the date of the taking.

          19.3 Notice of any termination relating to such eminent domain proceeding must be given by the Tenant within sixty (60) days after receipt of written notice of such taking.

          19.4 In the event of any termination under this Section 19, both Landlord and Tenant shall thereupon be released from any liability thereafter accruing hereunder.

          19.5 Landlord shall be entitled to receive the entire award or proceeds from any such condemnation or purchase in lieu thereof, including any award made or proceeds paid for the value of Tenant's interest under this Lease, the Tenant hereby assigning to the Landlord the Tenant's interest in such award and proceeds, if any; provided, however, nothing herein contained shall be construed to preclude Tenant from prosecuting any claim directly against the condemning authority for loss of business, and damage to and the cost of removal of trade fixtures, furniture and other personal property belonging to Tenant so long as no such claim diminishes or adversely affects Landlord's award. If this Lease is terminated as herein above provided, all items of rent, additional rent and other charges for the last month of Tenant's occupancy shall be prorated and Landlord agrees to refund to Tenant any rent, additional rent or other charges paid in advance.

          19.6 If this Lease is not so terminated, Tenant shall remain in that portion of the Facility which shall not have been appropriated or taken as herein provided and Landlord shall promptly and fully restore the Facility as an integrated unit, and during such period all rentals and other changes shall be appropriately abated and/or reduced, and Landlord shall receive all compensation or damages arising from the appropriation or taking. For the purpose of this
Section 19, a voluntary sale or conveyance in lieu of condemnation, but under threat of condemnation shall be deemed an appropriation or taking under the power of eminent domain.

SECTION 20. ATTORNEYS' FEES. In the event that either party shall institute any action or proceeding against the other party arising out of or relating to the Facility or the provisions of this Lease, or any default hereunder, then the non-prevailing party agrees to reimburse the prevailing party for the reasonable expenses of attorneys' fees and paralegal fees and disbursements incurred therein by the prevailing party. Such reimbursement shall include all legal expenses incurred prior to trial, at trial and at all levels of appeal and post judgment proceedings.

SECTION 21.  NOTICES.  All notices and other communications hereunder shall be
(i) in writing (except to the extent otherwise expressly provided hereunder, (ii) delivered by commercial overnight or same-day delivery service with all delivery costs paid by sender, or by registered or certified mail with postage prepaid, return receipt requested, (iii) deemed given, on the date and at the time (if recorded) of delivery by the commercial delivery service, as shown in the records thereof (if delivered by commercial overnight or same-day delivery service), or on the date shown on the return receipt (if delivered by registered or certified mail), and (iv) addressed to the parties at their addresses specified below (or at such other address for a party as shall be specified by like notice).

            If to Landlord:
            --------------

                 c/o Charter Medical Corporation
                 3414 Peachtree Road, N.E.
                 Suite 1400
                 Atlanta, Georgia 30326
                 Attention:  General Counsel

            If to Tenant:
            ------------

                 c/o Ramsay Health Care, Inc.
                 One Poydras Plaza
                 639 Loyola Avenue
                 Suite 1700
                 New Orleans, Louisiana 70113
                 Attention: President

SECTION 22. REMEDIES. All rights and remedies of Landlord and Tenant herein created or otherwise extending at law are cumulative, and the exercise of one or more rights or remedies may be exercised and enforced concurrently or consecutively and whenever and as often as deemed desirable.

SECTION 23. SUCCESSORS AND ASSIGNS. All covenants, promises, conditions, representations and agreements herein contained shall be binding upon, apply and inure to the parties hereto and their respective heirs, executors, administrators, successors and assigns; it being understood and agreed, however, that the provisions of Section 14 are in nowise impaired by this Section 23.

SECTION 24. WAIVER. The failure of either Landlord or Tenant to insist upon strict performance by the other of any of the covenants, conditions and agreements of this Lease shall not be deemed a waiver of any subsequent breach or default in any of the covenants, conditions and agreements of this Lease.

SECTION 25. HOLDING OVER. If Tenant or any party claiming under Tenant remains in possession of the Facility or any part thereof after any termination or expiration of this Lease, Landlord, in Landlord's sole discretion, may treat such holdover as an automatic renewal of this Lease for a month-to-month tenancy subject to all the terms and conditions of this Lease except that Base Rental shall double.

SECTION 26.  RELATIONSHIP BETWEEN PARTIES.

          26.1 The parties hereto agree that it is their intention hereby to create only the relationship of landlord and tenant, and no provision hereof, or act of either party hereunder, shall ever be construed as creating the relationship of principal and agent, or a partnership, or a joint venture or enterprise between the parties hereto.

          26.2 Notwithstanding anything herein to the contrary and notwithstanding the length of the Term, this contract shall create the relationship of "landlord" and "tenant" between Landlord and Tenant; no estate shall pass out of Landlord; Tenant has only a contractual interest not subject to levy and sale and not assignable or subject to encumbrance by Tenant except with Landlord's written consent, which consent may be withheld in Landlord's sole discretion.

SECTION 27. COVENANT OF TITLE AND QUIET ENJOYMENT. Landlord covenants that it has full right, power and authority to make this Lease and that Tenant or any permitted assignee or sublessee of Tenant, upon the payment of the rentals and performance of the covenants hereunder, shall and may peaceably and quietly have, hold and enjoy the Facility during the Term without interference from any parties whomsoever.

SECTION 28. RECORDING. Neither this Lease nor any memorandum or "short-form" of this Lease shall be recorded by either party.

SECTION 29. FORCE MAJEURE. In the event that either party hereto shall be delayed or hindered in or prevented from the performance required hereunder by reason of strikes, lockouts, labor troubles, failure of power, riots, insurrection, war, acts of God or other reason of like nature not the fault of the party delayed in performing work or doing acts, such party shall be excused for the period of delay. The period of the performance of any such act shall then be extended for the period of such delay.

SECTION 30. CONSENT. Wherever in this Lease Landlord or Tenant is required to give its consent or approval, such consent or approval shall not be unreasonably withheld or delayed, unless indicated otherwise in the provision creating the necessity for such consent.

SECTION 31. TENANT'S AUTHORITY. If Tenant is a corporation or partnership, the officers or partners of Tenant (as the case may be) executing this Lease on Tenant's behalf make the following warranties and representations upon which Landlord is relying in agreeing to lease the Facility to Tenant in accordance with the terms of this Lease:

          31.1 that Tenant has been duly organized, is validly existing and is in good standing in the State of Utah;

          31.2 that Tenant has been duly qualified and is, as of the date hereof, in good standing to transact business in the State of Utah; and

          31.3 that the officers or partners executing this Lease on Tenant's behalf have been duly authorized by all necessary corporate or partnership action to execute the same, and that upon the execution hereof, this Lease shall be the valid and binding obligation of Tenant.

SECTION 32. LANDLORD'S AUTHORITY. If Landlord is a corporation or partnership, the officers or partners of Landlord (as the case may be) executing this Lease on Landlord's behalf, make the following warranties and representations upon which Tenant is relying and agreeing to lease the Facility from the Landlord in accordance with the terms of this Lease:

          32.1 that Landlord has been duly organized, is validly existing and in good standing in the State of Utah;

          32.2 that Landlord has been duly qualified and is, as of the date hereof, in good standing to transact business in the State of Utah;

          32.3 that the officers or partners executing this Lease on Landlord's behalf have been duly authorized by all necessary corporate or partnership action to execute the same, and that upon the execution hereof, this Lease shall be the valid and binding obligation of Landlord; and

          32.4 that Landlord has obtained all necessary consents, approvals, authorization, or other action by, or filing with, any federal, state or local governmental authority necessary in connection with the execution and delivery by the Landlord of this Lease and the consummation of the transactions contemplated hereby.

SECTION 33. SEVERABILITY. Any provision of this Lease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provisions hereof and such other provisions shall remain in full force and effect.

SECTION 34. GOVERNING LAW. This Lease shall be governed by the laws of the State of Utah.

SECTION 35.  MORTGAGEE'S RIGHTS.

          35.1 This Lease shall be subject and subordinate to any trust deeds, deeds to secure debt, security deeds, or mortgages or any liens resulting from any other method of financing or refinancing (all of which shall hereinafter be called "Mortgage") now or hereafter encumbering all or any part of the Facility, and to all advances made or hereafter to be made upon the security thereof, and renewals and extensions of all or any part thereof but only on condition that the holder of any such Mortgage recognizes and agrees not to disturb the tenancy of Tenant under this Lease pursuant to a written agreement in Tenant's favor. This provision shall be self-operative and no further instrument of subordination shall be required to establish the priority of any such Mortgage over this Lease.

          35.2 If the holder of any Mortgage (a "Mortgagee") elects to have this Lease superior to its Mortgage and signifies its election in the instrument creating its lien or by separate recorded instrument, then this Lease shall be superior to such Mortgage.

          35.3 Within ten (10) days after request therefor by Landlord, the Tenant agrees to execute and deliver in recordable form an estoppel certificate to any Mortgagee, proposed mortgagee, purchaser, proposed purchaser, Landlord or other party designated by any of the foregoing certifying (if such be the case) that this Lease is unmodified and in full force and effect (and if there has been modification, that the same is in full force and effect as modified and stating the modifications); that there are no defenses or offsets against the enforcement therefor or stating those claimed by the Tenant; and stating the date to which rentals and other charges have been paid. Such certificate shall also include such other information as may be reasonably required by Landlord. In the event Tenant fails to execute and deliver such an estoppel certificate within ten (10) days after the request therefor, Landlord is hereby expressly empowered and authorized to execute such a certificate in the name of Tenant, and as the act of Tenant, as attorney-in-fact for Tenant, the power and authority herein conveyed being coupled with an interest and irrevocable.

          35.4 In the event of any foreclosure, sale under power of sale under the Mortgage, or sale in lieu of foreclosure or sale under power under any such Mortgage, this Lease shall, at the election of the purchaser at said sale continue in full force and effect, and Tenant will, upon request, attorn to and acknowledge said purchaser or lessor, as the case may be, as Landlord hereunder, but only if such purchaser recognizes and does not disturb the tenancy of Tenant under this Lease pursuant to a written agreement in Tenant's favor.

          35.5 Notwithstanding anything to the contrary setforth herein, Landlord agrees to deliver, and no rentals or other charges under this Lease shall accrue or be due and payable unless and until Landlord shall have delivered, a non-disturbance agreement from the current mortgagee(s) in form and substance reasonably acceptable to Tenant.

SECTION 36. BROKERS. Tenant and Landlord represent to each other that neither has had any dealings with any real estate brokers or agents in connection with the negotiation of this Lease. Landlord and Tenant shall indemnify and hold each other harmless from and against any and all liability and cost which the indemnified party may suffer in connection with real estate brokers claiming by, through or under the indemnifying party for any commission, fee or payment in connection with this Lease.

SECTION 37. TIME OF THE ESSENCE. Time shall be of the essence in interpreting the provisions of this Lease.

SECTION 38. ENTIRE AGREEMENT; CONSTRUCTION OF AGREEMENT. This Lease contains all of the agreements, representations, warranties and understandings of the parties hereto with respect to matters covered or mentioned in this Lease and no prior agreement, letters, representations, warranties, promises or understandings pertaining to any such matters shall be effective for any such purpose. This Lease may be amended or added to only by an agreement in writing signed by the parties hereto or their respective successors in interest. All parties acknowledge and agree that they have been represented by counsel and that each of the parties has participated in this drafting of this Lease. Accordingly, it is the intention and agreement of the parties that the language, terms and conditions of this Lease are not to be construed in any way against or in favor of any party hereto by reason of the responsibilities in connection with the preparation of this Lease.

SECTION 39.  EQUIPMENT PROVISIONS.

          39.1 THE LANDLORD, BEING NEITHER THE MANUFACTURER OF, NOR A SUPPLIER OF, NOR A DEALER IN THE EQUIPMENT, MAKES NO WARRANTY,EXPRESS OR IMPLIED, TO ANYONE, AS TO THE FITNESS FOR A PARTICULAR PURPOSE, MERCHANTABILITY, DESIGN, CONDITION, CAPACITY, PERFORMANCE OR ANY OTHER ASPECT OF THE EQUIPMENT OR ITS MATERIAL OR WORKMANSHIP. In addition, the Landlord makes no warranty as to the treatment of this Lease, for tax or accounting purposes. The Landlord further disclaims any liability for loss, damage or injury to the Tenant or third parties as a result of any defects, latent or otherwise, in the Equipment whether arising from the Landlord's negligence or application of the laws of strict liability. The Tenant agrees to lease and is leasing the Equipment "AS IS." The Landlord shall have no obligation to maintain, repair, test, adjust or service the Equipment.

          39.2 During the Term, the Landlord hereby assigns to the Tenant, solely for the purpose of prosecuting a claim relating to the Equipment, all of the rights, if any, which the Landlord may have pursuant to any warranty to other representations of any supplier, manufacturer or other vendor with respect to the Equipment.

          39.3 The Tenant, at its own expense, shall (i) maintain and keep the Equipment in good repair, condition and working order, (ii) use the Equipment lawfully and (iii) not after the Equipment without the Landlord's prior written consent, which shall not be unreasonably withheld. If the manufacturer of the Equipment suggests a standard maintenance schedule, such schedule will constitute minimum maintenance compliance, and the Tenant, upon request, will supply the Landlord with evidence of such compliance. In addition, the Tenant shall cause the Equipment to be operated in accordance with any applicable supplier's, manufacturer's or other vendor's manual or other instruction book supplied by Landlord to Tenant by competent and qualified personnel. The Equipment shall not be removed from the Building without the Landlord's prior written consent, which consent shall not be unreasonably withheld. The Landlord shall have the right to inspect the Equipment at any reasonable time upon reasonable prior notice.

          39.4 Upon the expiration or termination of this Lease and upon the request of the Landlord, the Tenant shall return, at its own expense, the Equipment to the Landlord in good repair, condition and working order, ordinary wear and tear excepted.

          39.5 The Tenant shall bear all risks of loss of and damage to the Equipment from any cause from the date hereof, ordinary wear and tear excepted. The occurrence of any such loss or damage shall not relieve the Tenant of any obligation hereunder. In the event of loss or damage, the Tenant, at the Landlord's option, shall (i) place the damaged Equipment in good repair, condition and working order, (ii) replace lost or damaged Equipment with like Equipment in good repair, condition and working order with documentation evidencing clear title thereto in the Landlord or (iii) pay to the Landlord the value of the Landlord's residual interest in the lost or damaged Equipment.
Upon the Landlord's receipt of the payment described in clause (iii) above, the Tenant and/or the Tenant's insurer shall be entitled to the Landlord's interest in the lost or damaged Equipment for salvage purposes, in its then-condition and location, as is, without warranty, express or implied.

          39.6 The Tenant shall pay all sales, use, excise, personal property, stamp, documentary and ad valorem taxes, license and registration fees, assessments, fines, penalties and other similar charges imposed on the ownership, possession or use of the Equipment during the Term and all taxes (except the Landlord's federal or state income or similar taxes) imposed on the Landlord or the Tenant with respect to any and all rent and monetary payments hereunder. The Tenant shall reimburse the Landlord upon demand for all such taxes paid by or advance by the Landlord. The Tenant shall file all returns required therefor and furnish copies to the Landlord upon request.

          39.7 In the event Tenant determines that any item of Equipment has become obsolete, worn out or is no longer needed by Tenant in the operation of the Facility, the obsolete, worn out or surplus item shall, at Landlord's option, be delivered to Landlord for its own use, sold to a third party and the net proceeds of sale paid directly to Landlord, or otherwise disposed of pursuant to Landlord's direction. Tenant shall notify Landlord in writing of any such obsolete, worn out or surplus Equipment, requesting instructions. If Landlord does not instruct Tenant as to the disposition of such Equipment within two (2) weeks after written request by Tenant, Tenant may dispose of the items of Equipment identified in the request in any manner it sees fit. Upon the disposition of any item of obsolete or surplus Equipment, this Lease shall terminate with respect to such item of Equipment, with no adjustment to the rent payable to Landlord hereunder. All replacement of obsolete or worn out Equipment, and any additional furniture, fixtures and equipment purchased by Tenant in connection with the Facility, shall be at Tenant's expense, and shall be owned by Tenant. Landlord shall have no obligation to replace any Equipment determined by Tenant to be obsolete, worn out or surplus.

SECTION 40. RECORDING OF MEMORANDUM. The parties shall, simultaneously herewith, execute and deliver a memorandum of lease (which notes Tenant's purchase option) in recordable form for recordation in the appropriate land records.

SECTION 41. TENANT'S OPTION TO PURCHASE. During the period ending six months after the date hereof, Landlord and Tenant shall negotiate in good faith on the terms and conditions of an option by Tenant to purchase the Facility at a designated price, with all bank and other third party approvals of the terms and conditions of the option having been obtained.

          IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officer or partner, as applicable, to execute this Facility Lease Agreement on the day and year first mentioned.


                                              LANDLORD:
                                              --------


Signed, sealed and delivered                  CHARTER CANYON BEHAVIORAL HEALTH
in the presence of:                           SYSTEM, INC., a Utah corporation



  [SIGNATURE IS ILLEGIBLE]                    By:   [SIGNATURE IS ILLEGIBLE]
----------------------------                     -------------------------------
    Executive Assistant                       Title:  Director of Operations
----------------------------                        ----------------------------



                                              TENANT:
                                              ------

Signed, sealed and delivered                  BOUNTIFUL PSYCHIATRIC HOSPITAL
in the presence of:                           INC., a Utah corporation


 [signature is illegible]                     By:   [SIGNATURE IS ILLEGIBLE]
----------------------------                     -------------------------------

                                              Title:   President
----------------------------                        ----------------------------

     The undersigned, Ramsay Health Care Inc. ("Guarantor"), personally guarantees to Landlord the full performance and observance of all the agreements, obligations and liabilities to be performed and observed by Tenant pursuant to this Lease, without requiring any notice of non-payment or non-performance, or proof, or notice, or demand to hold Guarantor responsible hereunder, all of which Guarantor expressly waives, and specifically agrees that the validity of this guaranty and the obligations of Guarantor hereunder shall in no wise be terminated, affected or impaired by reason of the assertion of Landlord against Tenant of any of the rights or remedies reserved to Landlord pursuant to the provisions of this Lease.

     Guarantor acknowledges and agrees that its liability hereunder shall be primary in nature, and that with respect to any right of action that shall accrue to Landlord under this Lease, Landlord may, at its option, proceed against Guarantor under this guaranty without commencing any suit or action against Tenant.


                                               RAMSAY HEALTH CARE, INC.


                                               By: [SIGNATURE IS ILLEGIBLE]
                                                  --------------------------
                                                  Name:
                                                  Title: President / Coo